UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

Monroe Capital Corporation
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Monroe Capital Corporation

Proxy Campaign - 2025 Special Meeting

Executive Message to Stockholders

Full Length Video Script

Hello, I’m Ted Koenig, Chairman and Chief Executive Officer of Monroe Capital Corporation. I want to thank you for being a stockholder for your continued support of the company. By now, you should have received proxy materials in the mail or by email for the upcoming special meeting of stockholders. It is important that your voice be heard, and you vote your shares at the upcoming Special Meeting on February 21, 2025, at Noon Central Time, regardless of the number of shares you own.

At the Special Meeting, the Stockholders will be asked to vote on one proposal - to approve the New Advisory Agreement between Monroe Capital Corporation and its current investment advisor, Monroe Capital BDC Advisors. In connection with the new advisory proposal, there will not be any changes to the terms, including the fees and structure to be, and services to be provided of the Existing Advisory Agreement. No fees or expenses currently paid by the company will change pursuant to the New Advisory Agreement. The advisor will continue to serve as the investment advisor to the company.

In connection with the New Advisory Agreement Proposal, there will not be any changes to the terms, including the fee structure and services to be provided, of the Existing Advisory Agreement compared to the New Advisory Agreement, other than the date and term of the New Advisory Agreement.  No fees or expenses currently paid by the Company will change pursuant to the New Advisory Agreement. The Adviser will continue to serve as the investment adviser to the Company.

It is extremely important that we achieve a quorum of stockholders to vote on the proposal. Whether or not you plan to participate in the Special Meeting, please vote your shares as described in the instructions for the proxy card and the voting materials. The Board of Directors and I recommend strongly that you vote “FOR” the proposal being presented. Thank you in advance for your cooperation and your participation. Your support is greatly appreciated as we continue to grow the company and support the interests of our shareholders and create long term value for all.

Abbreviated Video Script

Hello, I’m Ted Koenig, Chairman and Chief Executive Officer of Monroe Capital Corporation. I encourage you to join me in casting your vote as soon as possible for the proposal being presented at our upcoming stockholder meeting to be held virtually on February 21, 2025, at Noon Central Time. Your vote is very important, regardless of how many shares you own, and please make an important contribution to the successful outcome of our meeting. Thank you for your continued support and participation.

MONROE
CAPITAL
MONROE CAPITAL CORPORATION

Monroe Capital Corporation's Board of Directors recommends that you vote **"FOR"** the proposals described in the proxy materials.

Scan the code with your phone's camera to hear an important message from our Chairman and CEO, Theodore L. Koenig.

Your vote is needed!

Dear Fellow Stockholder:

We are pleased to inform you that we are preparing for a Special Stockholder Meeting (the "Special Meeting"), which will be held on February 21, 2025 at 12:00 p.m. Central Time. At the Special Meeting, you will be asked to approve a new investment advisory and management agreement ("New Investment Advisory and Management Agreement") between Monroe Capital Corporation (the "Company") and Monroe Capital BDC Advisors, LLC, the Company's investment advisor ("MC Advisors") the terms of which are identical to those contained in the existing advisory agreement between the Company and MC Advisors (the "Existing Advisory Agreement"), as described in the enclosed proxy statement.

The Board believes that the Company and its stockholders will benefit because of the features outlined below while providing MC Advisors and its affiliates (collectively, "Monroe") the autonomy to continue to manage the day-to-day operations of the business, including full control over the investment process.

- Consistency in leadership: Following the Adviser Change in Control (as defined in the enclosed proxy statement), it is anticipated that there will be no changes to MC Advisor's investment committee and that that all investment professionals currently supporting and managing the operations of the Company will continue to support and manage the operations of the Company and will have the access and the ability to add key resources to execute on the Company's investment objectives;
- Capital to support growth: Wendel SE and its affiliates (collectively "Wendel") have committed up to $1 billion in capital to Monroe to support new strategies and fund organic and inorganic initiatives on the Monroe platform which could provide additional opportunities for investments in transactions for the Company with attractive risk return profiles; and
- Enhanced fundraising platform: The transaction will allow Monroe access to Wendel's network todevelop long term partnerships with highly regarded LPs which will enhance Monroe's ability toscale their platform, allowing Monroe to accelerate its growth strategy and deliver meaningful benefits to its global investor base, including the stockholders of the Company.

Your vote is very important. The Company's Board of Directors unanimously recommends that you vote "FOR" the approval of the New Investment Advisory and Management Agreement. If you have any questions, please feel free to contact your financial advisor or call our proxy solicitor, Broadridge, at 1-833-501-4817.

We thank you for your participation.

Monroe Capital Corporation

FOUR WAYS TO VOTE

PROXY QUESTIONS?
Call 1-833-501-4817

ONLINE

WWW.PROXYVOTE.COM
Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form.

PHONE

WITHOUT A PROXY CARD
Call 1-833-501-4817 Monday to Friday, 9:00 a.m. to 10:00 p.m. ET to speak with a proxy specialist.

WITH A PROXY CARD
Call 1-800-690-6903 with a touch-tone phone to vote using an automated system.

QR CODE

WITH A SMARTPHONE
Vote by scanning the Quick Response Code or "QR Code" on the proxy card/voting instruction form enclosed.

MAIL

VOTE PROCESSING
Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

SAMPLE-LTR

SAMPLE-EPB MATERIALS REQUIRING YOUR PROMPT ACTION ARE ENCLOSED. Monroe Capital Corporation PLEASE VOTE

MONROE CAPITAL
MONROE CAPITAL CORPORATION

Your vote is very important. Please vote your shares today.

The special stockholder meeting will be held on February 21, 2025. Whether or not you plan to attend, your vote is very important. **You can vote your shares by internet, telephone, or mail.**

Simply follow the instructions on the enclosed form. For your convenience, we've highlighted where you can find your unique Control Number. **If you have any questions or need assistance, please call 1-833-501-4817.**



0000 0000 0000 0000
NOTE: This is not an actual Control Number. Please refer to the proxy card for your unique Control Number.



0000 0000 0000 0000
NOTE: This is not an actual Control Number. Please refer to the voting instruction form for your unique Control Number.

FOUR WAYS TO VOTE

ONLINE

WWW.PROXYVOTE.COM
Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form.

PHONE

WITHOUT A PROXY CARD
Call 1-833-501-4817 Monday to Friday, 9:00 a.m. to 10:00 p.m. ET to speak with a proxy specialist.

WITH A PROXY CARD
Call 1-800-690-6903 with a touch-tone phone to vote using an automated system.

QR CODE

WITH A SMARTPHONE
Vote by scanning the Quick Response Code or "QR Code" on the Proxy Card/VIF enclosed.

MAIL

VOTE PROCESSING
Mark, sign and date your ballot and return it in the postage-paid envelope provided.

Be the vote that counts.

MONROE CAPITAL CORPORATION 2025 Special Meeting February 21, 2025 VOTE NOW Why Should I Vote? As an investor in this security, you have the right to vote on important matters. This is your opportunity to make a direct impact on your investment. Your vote counts! Ways to Vote ProxyVote 800.690.6903 Virtual Meeting Important Information For holders as of December 26, 2024 Vote Common Shares by: February 20, 2025 Control Number: 0123456789012345 This email represents the following share(s):

MONROE CAPITAL CORPORATION 123,456,789,012.00000 MONROE CAPITAL CORPORATION 123,456,789,012.00000 MONROE CAPITAL CORPORATION 123,456,789,012.00000 MONROE CAPITAL CORPORATION 123,456,789,012.00000 MONROE CAPITAL CORPORATION 123,456,789,012.00000 MONROE CAPITAL CORPORATION 123,456,789,012.00000 View documents: Notice of Meeting and Proxy Statement | Shareholder Letter | © 2024 Broadridge Financial Solutions Inc. P.O. Box 1310, Brentwood, NY 11717 ProxyVote and Broadridge are trademarks of Broadridge Financial Solutions Inc. CUSIP is a registered trademark of the American Bankers Association. All other registered marks belong to their respective owners. Email Settings | Terms and Conditions | Privacy Statement